                        SECURITIES AND EXCHANGE COMMISSION


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                                    FORM 8-K



                                  CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



    Date of Report (date of earliest event reported):      August 22, 1997



                                     Armco Inc.
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                 (Exact name of registrant as specified in charter)



                                        Ohio
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        (State or other jurisdiction of incorporation or organization)

        1-873-2                                     31-0200500
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(Commission File Number)               (I.R.S. Employer Identification No.)



One Oxford Centre, 301 Grant Street, Pittsburgh, Pennsylvania   15219-1415
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         (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  412/255-9800
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Item 5.  Other Events.
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     On August 22, 1997, Armco Inc. (the "Company") announced plans to issue $150 million of Senior Notes maturing in 2007, in a private placement pursuant to Rule 144A under the Securities Act of 1933, as amended. The Company stated that it intends to use the net proceeds of the offering to redeem or repurchase certain outstanding debt securities, and for general corporate purposes. The Company's press release is filed as an Exhibit hereto, and incorporated herein by reference.




Item 7.  Exhibits.
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  99.2   Press release dated August 22, 1997.

                              SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARMCO INC.



Date:  August 28, 1997                  By: /s/ Gary R. Hildreth
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                                            Name:  Gary R. Hildreth
                                            Title: Vice President


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